UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
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             (Exact name of Registrant as specified in its charter)

             Federal                 000-50962              59-3764686
             -------                 ---------              ----------
  (State or Other Jurisdiction      (Commission          (I.R.S. Employer
        of Incorporation)           File Number)        Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
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                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     By a press release dated August 31, 2007, Atlantic Coast Federal Corporation announced certain organizational changes in support of the Company's planned growth and strategic initiatives.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits.

      99.1 Press release dated August 31, 2007, announcing certain organizational changes in support of the Company's planned growth and strategic initiatives.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLANTIC COAST FEDERAL CORPORATION


Date:  August 31, 2007             By: /s/     Robert J. Larison, Jr.
                                       -----------------------------------------
                                               Robert J. Larison, Jr.
                                               President and Chief Executive
                                               Officer
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibit(s)
------           -------------------------

99.1 Press release dated August 31, 2007, announcing announced certain organizational changes in support of the Company's planned growth and strategic initiatives.